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                                                                    EXHIBIT 10.6


                             SUBORDINATION AGREEMENT

                                      AMONG

                       J.H. WHITNEY MEZZANINE FUND, L.P.,

                          FOOTHILL CAPITAL CORPORATION,
                                    as Agent

                                       AND

                             MERCURY AIR GROUP, INC.
                and certain of its subsidiaries signatory hereto



                                December 30, 2002
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                             SUBORDINATION AGREEMENT

      THIS SUBORDINATION AGREEMENT (this "Agreement"), dated as of December 30, 2002 is entered into by and among J.H. WHITNEY MEZZANINE FUND, L.P. ("Subordinating Lender"), FOOTHILL CAPITAL CORPORATION, as agent (in such capacity, "Agent") for the Senior Lenders (defined below)) and MERCURY AIR GROUP, INC. and certain of its subsidiaries signatory hereto (each an "Obligor" and collectively, "Obligors"), with reference to the following facts:

                                    RECITALS

      A. Certain of the Obligors have entered into the Junior Debt Documents (as defined below) with Subordinating Lender.

      B. Obligors have requested that Agent and the lenders signatory thereto (the "Senior Lenders") enter into various agreements with Obligors, including that certain Loan and Security Agreement dated as of the date hereof (as in effect from time to time, the "Loan Agreement"), the Loan Documents (as defined in the Loan Agreement) and other related supplements, agreements, documents and instruments, as amended or modified from time to time (collectively, the "Senior Debt Documents"), pursuant to which the Senior Lenders would extend certain loans and other financial accommodations to certain of the Obligors.

      C. Agent and the Senior Lenders are unwilling to enter into the Senior Debt Documents with Obligors and to extend to the applicable Obligors the loans and other financial accommodations contemplated thereunder unless Subordinating Lender enters into this Agreement.

      D. Subordinating Lender is interested in the financial success of Obligors and will benefit by the loans which the Senior Lenders propose to extend to the applicable Obligors under the Senior Debt Documents.

      E. Accordingly, to induce Agent and the Senior Lenders to enter into the Senior Debt Documents with Obligors and to extend to the applicable Obligors the loans contemplated thereunder, Subordinating Lender is willing to enter into this Agreement with Agent.

                                    AGREEMENT

      NOW, THEREFORE, the parties agree as follows:

      1. Certain Defined Terms.

            (a) General. When used in this Agreement, the following terms have the following respective meanings:

                  "Agent" has the meaning set forth in the introduction hereto, and in addition, includes any Senior Lender with respect to rights and interests of the Agent hereunder and under the Senior Debt Documents.


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                  "Agreement" has the meaning set forth in the introduction
            hereto.

                  "Amended Note" means the Amended and Restated WMF Senior
            Subordinated Promissory Note issued to the Subordinating Lender by Mercury Air Group, Inc. dated September 10, 1999.

                  "Asset Sale Reserve" has the meaning set forth in the Loan
            Agreement as in effect on the date hereof.

                  "Cure Period" has the meaning set forth in Section 3(c).

                  "FBO Enterprise Value" has the meaning set forth in the Loan
            Agreement as in effect on the date hereof.

                  "Insolvency Proceeding" means (i) any insolvency, bankruptcy, receivership, liquidation, reorganization, readjustment, custodianship, composition or other proceeding or case relating to Obligors, any of their subsidiaries, or any of their respective assets, (ii) any dissolution or winding up of Obligors or any of their subsidiaries, whether voluntary or involuntary and whether or not involving an insolvency or bankruptcy case or (iii) any assignment for the benefit of creditors or any other marshalling of any assets of Obligors or any of their subsidiaries.

                  "Junior Debt" means all present and future indebtedness and other obligations (direct or indirect) owing by Obligors to Subordinating Lender under the Junior Debt Documents. "Junior Debt" includes (without limitation) indebtedness owed under the Junior Debt Documents, together with any other debts, demands, monies, indebtedness, liabilities, and obligations now or hereafter owed by Obligors to Subordinating Lender, including interest, principal, costs, and other charges, together with all claims, rights, causes of action, judgments, decrees and other obligations (whether or not incurred prior to or after any Insolvency Proceeding).

                  "Junior Debt Documents" means that Securities Purchase
            Agreement, dated as of September 10, 1999, between Borrower and the Subordinating Lender, as amended, and the Amended Note, copies of which are attached hereto as Exhibit A and incorporated herein by this reference, together with all other documents related thereto.

                  "Junior Default Notice" means a notice delivered by
            Subordinating Lender to Agent and Obligors in accordance with
            Section 17(i) and stating that an event of default has occurred and is continuing under the Junior Debt Documents.

                  "Net Cash Proceeds" has the meaning set forth in the Loan
            Agreement as in effect on the date hereof.

                  "Obligors" has the meaning set forth in the recitals of this
            Agreement.


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                  "Senior Debt" has the meaning set forth in Section 3(a) of this Agreement.

                  "Senior Debt Documents" has the meaning set forth in the
            recitals of this Agreement.

                  "Senior Default Notice" means a notice delivered by Agent to
            Subordinating Lender and Obligors in accordance with Section 17(i) and stating that an Event of Default has occurred and is continuing under the Senior Debt Documents.

                  "Senior Lenders" has the meaning set forth in the introduction of this Agreement.

                  "Subordinating Lender" has the meaning set forth in the
            introduction of this Agreement.

                  "Target Amount" has the meaning set forth in the Loan
            Agreement as in effect on the date hereof.

                  "Voided Payment" has the meaning set forth in Section 13(b).

            (b) Other Terms. Unless otherwise defined in this Agreement, any and all initially capitalized terms set forth in this Agreement shall have the meaning ascribed thereto in the Senior Debt Documents.

      2. Representations, Warranties, Waivers and Covenants.

            (a) Amount of Junior Debt. Subordinating Lender and Obligors represent and warrant that as of the date of this Agreement, the aggregate outstanding balance (principal plus interest) of the Junior Debt is Twenty-Four Million Dollars ($24,000,000).

            (b) Junior Debt Documents. Subordinating Lender and Obligors covenant to Agent that the Amended Note shall be marked with the following legend and, upon Agent's request, to be given by notice to Obligors and Subordinating Lender: (i) a copy of all Junior Debt Documents other than the Amended Note shall be delivered to Agent; and/or (ii) all Junior Debt Documents shall be conspicuously marked with substantially the following legend, modified as may be necessary to reflect proper references to such Junior Debt Document:

      "THIS NOTE AND THE INDEBTEDNESS EVIDENCED HEREBY IS SUBORDINATE IN THE MANNER AND TO THE EXTENT SET FORTH IN THAT CERTAIN SUBORDINATION AGREEMENT, DATED AS OF DECEMBER 30, 2002, BY AND AMONG THE MAKER HEREOF, THE PAYEE NAMED HEREIN, AND FOOTHILL CAPITAL CORPORATION, AS SUCH AGREEMENT MAY BE AMENDED FROM TIME TO TIME, AND EACH HOLDER OF THIS NOTE, BY ITS ACCEPTANCE HEREOF, SHALL BE BOUND BY THE PROVISIONS OF SUCH SUBORDINATION AGREEMENT."


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
and after being so marked, the originals of the Junior Debt Documents shall be exhibited to Agent and a copy of the marked Junior Debt Documents shall be delivered to Agent.

            (c) No Default. Obligors represent and warrant that Schedule A sets forth a complete list of past and existing defaults under the Junior Debt Documents. Subordinating Lender hereby represents and warrants that it is not aware of any past or existing default under the Junior Debt Documents that is not set forth on Schedule A and hereby waives the defaults listed on Schedule A.

            (d) Ownership of Junior Debt. The Subordinating Lender represents and warrants that it owns the Junior Debt, free and clear of any lien, charge or other adverse claim or encumbrance.

            (e) Further Action. Upon the reasonable request of another party, each party covenants that it will promptly take all actions which are necessary to carry out the purposes of this Agreement.

      3. Subordination. This Section supercedes Section 7 of the Amended Note.

            (a) General. To the extent provided in the remainder of this Section 3, the Junior Debt is hereby subordinated and made junior to all obligations now or hereafter owing to Agent and/or the Senior Lenders under the Loan Documents by Obligors. The obligations referred to in the preceding sentence as being owing to Agent and/or the Senior Lenders are referred to in this Agreement as the "Senior Debt," and include the Obligations, all present and future representations, warranties, covenants, agreements, indemnities, all principal incurred (including debtor-in-possession loans or advances), all interest and all fees and expenses incurred after the commencement of an Insolvency Proceeding or any other federal or state bankruptcy, insolvency or reorganization act regardless of whether Agent's claim therefor or the security interests asserted are valid, binding, enforceable, void, voidable, voided, subordinated, reduced, disallowed or allowable in the Insolvency Proceeding.

            (b) Payments to Subordinating Lender.

                  (i) Unless a Default or Event of Default resulting from the failure of Obligors to make any payment when due with respect to the Senior Debt has occurred or a Senior Default Notice has been delivered to Obligors, in which case the provisions of Section 3(b)(iii) and 3(b)(iv) hereof shall apply, Obligors may, subject to the other provisions of this Agreement, pay to Subordinating Lender quarterly interest payments at the non-default rate therefor not to exceed 12% per annum.

                  (ii) Provided:

                        A. no Default or Event of Default under the Senior Debt Documents shall have occurred,

                        B. so long as Obligors, after giving effect to any such payments, have at least $4,000,000 of Excess Availability, and


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                        C.    at all times both before and after giving effect
                              to any such payments and the transactions relating to them, Obligors maintain FBO Operations at FBO's having an aggregate FBO Enterprise Value of at least $10,000,000,

                        Obligors shall pay the following payments:

                              (1)   from Net Cash Proceeds which exceed
                                    $500,000, which payments shall be made as follows:

                                    (I)   First, until the aggregate amount of
                                          $15,000,000 of Net Cash Proceeds have
                                          been so applied, equally to Agent for
                                          application to the Term Loan and to
                                          Subordinating Lender for application
                                          to the principal amount of the Junior
                                          Debt;

                                    (II)  Second, until an additional aggregate
                                          amount of $4,500,000 of Net Cash
                                          Proceeds have been so applied, to
                                          Subordinating Lender for application
                                          to the principal amount of the Junior
                                          Debt;

                                    (III) Third, if such Net Cash Proceeds are
                                          received (a) prior to January 1, 2004
                                          and the Asset Sale Reserve is then
                                          less than the Target Amount, equally
                                          to Subordinating Lender for
                                          application to the principal amount of
                                          the Junior Debt and to Agent for
                                          application to the Advances, (b) prior
                                          to January 1, 2004 and the Asset Sale
                                          Reserve is then equal to the Target
                                          Amount, to Subordinating Lender for
                                          application to the principal amount of
                                          the Junior Debt until the principal
                                          amount of the Junior Debt has been
                                          repaid in the amount of $24,000,000,
                                          or (c) on or after January 1, 2004, to
                                          Subordinating Lender for application
                                          to the principal amount of the Junior
                                          Debt until the principal amount of the
                                          Junior Debt has been repaid in the
                                          amount of $24,000,000;

                                    (IV)  Fourth, to Subordinating Lender for
                                          application to the principal amount
                                          of the Junior Debt until the principal
                                          amount of the Junior Debt has been
                                          repaid in the amount of $24,000,000;
                                          and

                                    (V)   Fifth, to any Senior Debt;


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                              provided, however, if at any time such payments
                              are to be made the only condition provided above not satisfied is Obligors' failure to maintain Excess Availability of at least $4,000,000 as provided above, to the extent there are Net Cash Proceeds remaining after such Net Cash Proceeds are remitted to Agent and applied against the Advances (which Agent agrees to do) so as to cause the amount of Excess Availability to be $4,000,000 or greater, then any such remaining Net Cash Proceeds shall be applied as provided above; and

                              (2) to Subordinating Lender for application to the principal amount of the Junior Debt on the first day of each fiscal quarter occurring prior to January 1, 2004 and on January 1, 2004, if the amount by which the Asset Sale Reserve is (I) greater than or equal to the previous fiscal quarter's Target Amount, an amount equal to the reduction in the Target Amount from the previous fiscal quarter and such fiscal quarter or (II) less than the previous quarter's Target Amount and greater than such fiscal quarter's Target Amount, an amount equal to the Asset Sale Reserve less such fiscal quarter's Target Amount, or
                                    (III) less than such fiscal quarter's Target
                                    Amount, none.

                        Except as otherwise expressly provided above, Agent may apply the proceeds of any such asset sales or any other amounts to any portion of the Senior Debt in its sole discretion. Any reductions in the Term Loan shall be made in the inverse order of maturity of payments.

                  (iii) Subsequent to the occurrence of a Default or Event of Default resulting from the failure of Obligors to make any payment when due with respect to the Senior Debt, Obligors may not pay, nor may Subordinating Lender receive and retain, any payment with respect to the Junior Debt, until such time as (A) such Default or Event of Default has been cured or waived or has ceased to exist (all in accordance with the terms of the Loan Agreement), (B) the Senior Debt has been indefeasibly paid in full, in cash and the Senior Lenders' commitments to provide financing to any Obligors have been terminated or (C) three hundred sixty-five (365) days have elapsed since the occurrence of such Default or Event of Default; provided, however, no payments may be made or received if Agent exercises its default rights and remedies or has accelerated the Senior Debt. There shall be no limit on the number of times that payments to Subordinating Lender may be prohibited pursuant to this Section 3(b)(iii) nor of the time period that such prohibition is in effect.

                  (iv) Subsequent to the delivery of a Senior Default Notice other than resulting from the failure of Obligors to make any payment when due with respect to the Senior Debt, Obligors may not pay, nor subsequent to Subordinating Lender's receipt of a Senior


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Default Notice, may Subordinating Lender receive and retain, any payment with respect to the Junior Debt; provided, however, on the earliest to occur of (A) one hundred eighty (180) days after the delivery of such Senior Default Notice,
(B) the events set forth in the Senior Default Notice having been waived or cured or having ceased to exist (all in accordance with the terms of the Loan Agreement) or (C) the indefeasible payment of the Senior Debt, in full, in cash and the Senior Lenders' commitments to provide financing to any Obligors have been terminated; and provided that Agent has not subsequently delivered a Senior Default Notice pursuant to Section 3(b)(iii) above, such Senior Default Notice shall thereupon not be in effect for the current applicable period and Subordinating Lender may receive and retain (X) regularly scheduled payments of interest at the non-default rate therefor not to exceed 12% per annum and (Y) so long as both immediately before and immediately after giving effect to such payment Obligors have at least $4,000,000 of Excess Availability, interest payments which were prevented from being made as provided herein, but not any principal payments which were prevented from being made as provided herein; provided, further, however, that after giving effect to any such payment to Subordinating Lender, no default, event of default or unmatured event of default by Obligors under any present or future instrument or agreement (including an Event of Default under the Senior Debt Documents) will have occurred as a result therefrom. Agent may deliver a Senior Default Notice pursuant to this Section 3(b)(iv) each time there is a separate default or Event of Default under the Senior Debt Documents; provided, however, the aggregate number of days in any three hundred sixty (360) day period for which a Senior Default Notice (other than resulting from the failure of Obligors to make any payment when due or deemed by Agent to be due with respect to the Senior Debt) may be in effect shall not exceed one hundred eighty (180) days.

                  (v) Notwithstanding anything in this Agreement to the contrary, the failure of Obligors to make a payment with respect to the Junior Debt by reason of the operation of this Section 3 shall not be construed as preventing or delaying the occurrence of a default under the Amended Note or the other Junior Debt Documents.

            (c) Actions by Subordinating Lender. Subordinating Lender hereby agrees that it shall deliver a Junior Default Notice to Obligors and Agent upon any default or event of default under the Junior Debt Documents and that, notwithstanding anything to the contrary in the Amended Note or the other Junior Debt Documents, Obligors shall have thirty (30) days (in addition to any applicable cure or grace periods, if any, set forth in the Junior Debt Documents) after receipt of such Junior Default Notice in which to cure the defaults or events of defaults set forth in such Junior Default Notice (the "Cure Period"). If after such Cure Period the events described in such Junior Default Notice have not been cured or waived by Subordinating Lender, then on the earliest to occur of (i) the ninetieth (90th) day following the expiration of such Cure Period, (ii) the acceleration of the Senior Debt, (iii) the occurrence of an Insolvency Proceeding or (iv) the indefeasible payment of the Senior Debt, in full, in cash, and the termination of the Senior Lenders' commitments to provide financing to any Obligors, Subordinating Lender may (subject to the provisions of this Agreement including, without limitation, Section 3(b) and Section 13 hereof), if Agent has not delivered a Senior Default Notice due to the failure of Obligors to make a payment to Agent when due with respect to the Senior Debt, exercise its rights as a general, unsecured creditor of Obligors to commence judicial action on the Junior Debt and otherwise seek a judgment on the Junior Debt but in no event shall Subordinating Lender exercise any default rights or remedies with respect to the Collateral whether as a secured


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party, a judgment lienholder or otherwise, which limitation includes prohibitions on judicial or non-judicial foreclosure, possession of the Collateral, collection actions and other such activities. Notwithstanding the foregoing, Subordinating Lender shall be entitled, to the extent necessary, to commence any action required in order to toll the running of any applicable statute of limitation that might otherwise prevent Subordinating Lender from making claims in respect of the Junior Debt. Subordinating Lender shall not issue more than one Junior Default Notice after the date hereof in any three hundred sixty (360) day period. Subordinating Lender may not, except in accordance with the terms of this Section 3(c) exercise its rights as a general unsecured creditor of Obligors to commence judicial action on the Junior Debt or otherwise seek a judgment on the Junior Debt.

            (d) Priority of Interests in Collateral. Subordinating Lender's security interest, lien, judgment lien, claim in an Insolvency Proceeding or other right or interest in the Collateral shall at all times be junior, subordinate and subject to any security interest, lien or other right or interest Agent may now have or may hereafter acquire in the Collateral. The subordination provided in this Section 3 shall apply irrespective of the time or order of attachment or perfection of any security interest, irrespective of the time or order of filing of any financing statement or other document, and irrespective of any statute, rule, law, or court decision to the contrary. Subordinating Lender confirms that the Senior Debt and the liens securing the Senior Debt are in all respects senior to the Junior Debt and the liens securing the Junior Debt, and that this Agreement shall govern as between Agent and Subordinating Lender irrespective of whether the Senior Debt or the liens securing the Senior Debt, are held to be unperfected, deficient, invalid, void, voidable, voided, unenforceable, subordinated, reduced, discharged or are set aside by a court of competent jurisdiction, including, without limitation, pursuant to any Insolvency Proceeding. Subordinating Lender agrees to release, terminate, reconvey and extinguish any security interest, lien or other right or interest it may have in any Collateral at the request of Agent taking such identical action. Agent agrees that, solely with respect to any Collateral as to which Agent has perfected its security interest therein by possession and as to which Subordinating Lender has also been granted a security interest by Obligors, Agent will also hold such Collateral on behalf of Subordinating Lender for purposes of perfecting its junior security interest therein, provided that, Agent's only duties to Subordinating Lender with respect to such Collateral shall be to take commercially reasonable care of such Collateral and to deliver such Collateral, to the extent not disposed of as a result of Agent exercising its security interest with respect thereto, after the indefeasible payment in full in cash of the Senior Debt and the termination of the Senior Lenders' commitments to provide financing to any Obligors. Subordinating Lender agrees that, solely with respect to any Collateral as to which Subordinating Lender has perfected its security interest therein by possession and as to which Agent has also been granted a security interest by Obligors, Subordinating Lender will also hold such Collateral on behalf of Agent for purposes of perfecting its senior security interest therein, provided that, Subordinating Lender's only duties to Agent with respect to such Collateral shall be to take commercially reasonable care of such Collateral and to deliver such Collateral to Agent upon its request.

            (e) Subordination of Guaranties. In the event Subordinating Lender acquires any guaranty with respect to the Junior Debt, whether secured or unsecured, from any affiliate of Obligors, Subordinating Lender agrees that its rights with respect to such guaranty shall at all times be junior, subordinate and subject to the rights of Agent with respect to any guaranties


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Agent may receive from such affiliates with respect to the Senior Debt on terms substantially the same as those set forth herein as if such affiliates were Obligors.

      4. Restrictions On Subordinating Lender's Actions. Except as permitted in
Section 3(c) hereof and unless it shall have obtained the Agent's prior written consent, until the Senior Debt has been paid in full, in cash, and the Senior Lenders' commitments to provide financing to any Obligors have been terminated, Subordinating Lender will not:

            (a) Demand or accept any payment upon the Junior Debt, except as may be permitted by this Agreement;

            (b) Foreclose, collect or realize upon any collateral hereafter securing the Junior Debt (whether such collateral constitutes part of the Collateral or consists of other assets of Obligors), or otherwise enforce any security agreement, mortgage, lien instrument, or other encumbrance hereafter securing the Junior Debt.

      5. Remedies. If any Obligor or Subordinating Lender attempts to violate
Section 3 or Section 4(a), or if Subordinating Lender in any other manner receives any funds which by virtue of this Agreement it is precluded from receiving, Subordinating Lender shall be deemed to hold any payment or distribution it receives in trust for the Agent's benefit. In such case, Subordinating Lender shall immediately remit such payment or distribution to the Agent. If Subordinating Lender attempts to violate Section 4(b), the Agent (in its or Obligors' name), or Obligors may seek injunctive or other equitable relief to prevent or stop Subordinating Lender's actions, it being agreed that legal remedies may be inadequate. The remedies provided in this Section 5 are not exclusive; the parties hereto shall be entitled to all other remedies available at law or in equity. The parties hereto shall not in any event be liable for any impairment or nonpayment of the Junior Debt that results, directly or indirectly, from the exercise by the other parties hereto of any of their rights or remedies under this Agreement, the any other agreement or under applicable law.

      6. No Action to Violate Senior Debt Documents. Subordinating Lender shall not take any action which is reasonably likely to cause Obligors to violate the Senior Debt Documents or any other agreement between Obligors on the one hand and Agent and/or the Senior Lenders on the other hand.

      7. No Amendment of Junior Debt Documents. Unless the Agent's prior written consent shall have been obtained, no Junior Debt Document may be amended or modified to: (a) increase the maximum principal amount of the Junior Debt or the rate of interest with respect to any of the Junior Debt, (b) accelerate the dates (including maturity dates) upon which payments of principal or interest with respect to the Junior Debt are due, (c) make more restrictive or add any event of default or any covenant with respect to the Junior Debt, (d) change the redemption or prepayment provisions with respect to the Junior Debt, (e) alter the subordination provisions with respect to the Junior Debt, including, without limitation, subordinating the Junior Debt to any other debt, (f) grant any additional liens or security interest in any assets of any Obligor or any other assets securing the Senior Debt or (g) if such modification or amendment would
(i) materially increase the obligations of any Obligor, (ii) confer additional material rights upon


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Subordinating Lender or any other holder of Junior Debt, or (iii) otherwise adversely affect any Obligor, Agent or any Senior Lender.

      8. Extensions, Compromises, Etc. Without having to obtain either Obligors or Subordinating Lender's consent, the Agent may grant to Obligors extensions of the time of payment or performance, and may enter into compromises (including releases of collateral and settlements) with Obligors with respect to the Senior Debt.

      9. Waiver. Subordinating Lender waives any right it may now or hereafter have to require the Agent to marshall assets, to exercise rights or remedies in a particular manner, or to forbear from exercising such rights and remedies in any particular manner or order.

      10. No Constraint on Agent and the Senior Lenders. Nothing contained in this Agreement shall preclude Agent and the Senior Lenders from discontinuing their extension of credit to Obligors (whether under the Senior Debt Documents or otherwise) or from taking (without notice to Subordinating Lender, Obligors, or any other individual or entity) any other action in respect of the Senior Debt or the Collateral which Agent and/or the Senior Lenders are otherwise entitled to take with respect to the Senior Debt or the Collateral. Among the actions which Agent and the Senior Lenders may take in accordance with this
Section 10 are: renewing, extending, and increasing the amount of the Senior Debt; otherwise changing the terms of the Senior Debt; settling, releasing, compromising, and collecting on the Senior Debt; making (and refraining from making) other secured and unsecured loans and advances to Obligors; amending any present or future agreement between Agent and/or the Senior Lenders on the one hand and Obligors on the other hand; and all other actions which Agent and/or the Senior Lenders deem advisable. Notwithstanding the foregoing, Agent agrees that it shall not, without the prior written consent of Subordinating Lender, amend or otherwise modify the Senior Debt Documents so as to: (a) increase the maximum principal amount available for borrowing thereunder to an amount in excess of $49,000,000, (b) increase the rate of interest set forth therein by more than two (2) percentage points or (c) except after an Event of Default, increase the frequency or amount of regularly scheduled principal payments with respect to the Term Loan.

      11. Continuing Agreement. This Agreement (a) shall automatically terminate upon the indefeasible payment and satisfaction in full, in cash, of all Senior Debt and the termination of the Senior Debt Documents and the obligation of the Senior Lenders to make loans, advances and/or extensions of credit thereunder,
(b) is a continuing agreement of subordination, (c) shall be binding upon Subordinating Lender, Obligors, any holder of Junior Debt and their respective successors, transferees and assigns, (d) shall inure to the benefit of and be enforceable by the parties hereto, any holders of Senior Debt, any holders of Junior Debt and their respective successors, transferees and assigns and (e) shall inure to the benefit of any lenders which provide replacement or other subsequent financing of Obligors. It is expressly intended that any successor, transferee, assignee, replacement or subsequent lender be a third party beneficiary of this Agreement without any further action required. Subordinating Lender agrees to take all actions reasonably necessary to amend and ratify this Agreement as to such lender. Without limiting the generality of the foregoing, the Agent and Senior Lenders may assign or otherwise transfer the Senior Debt to any other person or entity, such transferee shall thereupon become vested with all the rights and benefits in respect thereof granted to the Agent and/or Senior


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Lenders herein or otherwise. This Agreement shall continue to be effective or be reinstated, as the case may be, if at any time any payment of any of the Senior Debt is rescinded or must otherwise be returned by Agent or any Senior Lender in connection with any Insolvency Proceeding or otherwise, all as though such payment had not been made.

      12. Rights in Insolvency Proceedings.

            (a) Subordinating Lender hereby irrevocably authorizes and empowers the Agent, in any Insolvency Proceeding to file a proof of claim on behalf of Subordinating Lender with respect to the Junior Debt if Subordinating Lender fails to file such proof of claim prior to ten (10) days before the expiration of the time period during which such claims must be submitted; provided, however, that any failure of the Agent to file such proof of claim shall not be deemed to be a waiver by the Agent of any of the rights and benefits granted herein by Subordinating Lender. Subordinating Lender hereby covenants and agrees promptly to provide the Agent with a copy of any proof of claim filed by Subordinating Lender in any Insolvency Proceeding.

            (b) Subordinating Lender hereby irrevocably grants to the Agent, the sole and exclusive authority and power in any Insolvency Proceeding, unless and until this Agreement is terminated in accordance with its terms to accept and receive any payment or distribution which may be payable or deliverable at any time upon or in respect of the Junior Debt. Subordinating Lender shall provide to the Agent all information and documents reasonably necessary to present claims or seek enforcement as described in the immediately preceding sentence.

            (c) Subordinating Lender hereby agrees that, while it shall retain the right to vote its claims and, except as otherwise provided in this Agreement, otherwise act in any Insolvency Proceeding relative to the Obligors or any of their subsidiaries (including, without limitation, the right to vote to accept or reject any plan of partial or complete liquidation, reorganization, arrangement, composition, or extension), Subordinating Lender shall not: (i) take any action or vote in any way so as to directly or indirectly challenge or contest (A) the validity or the enforceability of the Senior Debt Documents or the liens and security interests granted to the Agent, with respect to the Senior Debt, (B) the rights and duties of Agent and/or the Senior Lenders established in the Senior Debt Documents, or (C) the validity or enforceability of this Agreement; (ii) seek, or acquiesce in any request, to convert an Insolvency Proceeding under chapter 11 of Title 11 of the United States Code to a case under chapter 7 of Title 11 of the United States Code; (iii) seek the appointment of a trustee or examiner with expanded powers for the Obligors or any of their subsidiaries; or (iv) take any other actions or exercise any voting rights which may impair timely repayment of the Senior Debt or otherwise impair or impede any rights of Agent or any Senior Lender.

      13. Junior Debt Subordinated to Prior Payment of all Senior Debt in Insolvency.

            (a) Upon any payment or distribution of assets of Obligors or any of their subsidiaries of any kind, whether in cash, property or securities (including, without limitation, any issuance of securities by Obligors or any of their subsidiaries), in connection with any Insolvency Proceeding:

                  (i) Agent, for the benefit of the Senior Lenders, shall first be entitled to receive indefeasible payment in full in cash of all Senior Debt and the Senior Lenders' commitments to provide financing to any Obligors have been terminated before Subordinating Lender shall be entitled to receive any payment or other distribution of assets in respect of the Junior Debt;

                  (ii) any payment or distribution of assets of Obligors or any of their subsidiaries of any kind or character, whether in cash, property or securities (including, without limitation, any issuance of securities by Obligors or any of their subsidiaries) to which Subordinating Lender would be entitled except for the provisions of this Agreement will be paid by Obligors or any of their subsidiaries, the liquidating trustee or agent or such other person or entity making such a payment or distribution directly to Agent for the benefit of the Senior Lenders, until all Senior Debt is indefeasibly paid in full, in cash; and

                  (iii) if, notwithstanding the foregoing, any payment or distribution of assets of Obligors or any of their subsidiaries of any kind or character, whether in cash, property or securities (including, without limitation, any issuance of securities by Obligors or any of their subsidiaries), is received by Subordinating Lender as payment in respect of the Junior Debt before all Senior Debt is indefeasibly paid in full in cash (or in such other consideration as Agent and the Senior Lenders may, in their sole discretion, expressly agree to in a signed writing), such payment or distribution shall be received and held for and shall be paid over to Agent, or its representative, for application to the payment of the Senior Debt until all Senior Debt has been indefeasibly paid in full in cash.

            (b) To the extent that the Obligors or other provider of Collateral makes a payment on the Senior Debt that is subsequently invalidated, declared to be fraudulent or preferential or set aside or is required to be repaid to a trustee, receiver or any other party under any bankruptcy, insolvency or reorganization act, state of federal law, common law or equitable cause, including without limitation any Insolvency Proceeding (such payment being hereinafter referred to as a "Voided Payment"), then to the extent of such Voided Payment, that portion of the Senior Debt that had previously been satisfied by such Voided Payment shall be revived and continue in full force and effect as if such Voided Payment had never been made. In the event that a Voided Payment is recovered from Agent or any Senior Lender, an Event of Default shall be deemed to have existed and to be continuing under the Senior Debt Documents from the date of Agent or such Senior Lender's initial receipt of such Voided Payment until the full amount of such Voided Payment is restored to Agent or such Senior Lender. During any continuance of any such Event of Default, this Agreement shall be in full force and effect with respect to the Junior Debt. To the extent that Subordinating Lender has received any payments with respect to the Junior Debt subsequent to the date of Agent's or any Senior Lender's initial receipt of such Voided Payment and such payments have not been invalidated, declared to be fraudulent or preferential or set aside or are required to be repaid to a trustee, receiver, or any other party under any bankruptcy act, state of federal law, common law or equitable cause, Subordinating Lender shall be obligated and hereby agrees that any such payment so made or received shall be deemed to have been received in trust for the benefit Agent and the Senior Lenders, and Subordinating Lender hereby agrees to pay to Agent, for the benefit of the Senior Lenders, upon demand, the full amount so received by Subordinating Lender to the extent necessary to fully restore to Agent and the Senior Lenders the amount of such Voided Payment. In the event that the Subordinating

Lender makes any such payment to Agent, that portion of the Junior Debt that had been satisfied but, by reason of such payment to Agent, has ceased to be satisfied, shall be revived and continue in full force and effect as if the underlying payment with respect to that Junior Debt had never been made.

      14. Subordination Rights Not Impaired by Acts or Omissions of Obligors, Agent or the Senior Lenders. No right of Agent or any Senior Lender to enforce subordination as provided in this Agreement will at any time in any way be prejudiced or impaired by any act or failure to act on the part of Obligors, or any of their subsidiaries, or by any act or failure to act by Agent or any Senior Lender, or by any noncompliance by Obligors, any of their subsidiaries, or any agent thereof with the terms of this Agreement, regardless of any knowledge thereof with which any such Person may have or otherwise by charged. Except as expressly provided to the contrary herein, Agent and the Senior Lenders may extend, renew, modify or amend any terms of the Senior Debt or any security therefore or guaranty thereof and grant any waiver, release or consent in respect of, or release, sell or exchange such security or Collateral and otherwise deal freely with Obligors, any of Obligors' subsidiaries, and their respective affiliates, all without notice to or consent from Subordinating Lender and without in any way impairing or affecting this Agreement.

      15. Lien Related Bankruptcy Provisions. The provisions of this Agreement shall continue in full force and effect notwithstanding the occurrence of any Insolvency Proceeding. To the extent that Subordinating Lender has or acquires any rights under Section 362, 363 or 364 of the Bankruptcy Code with respect to the Collateral, Subordinating Lender hereby agrees not to assert such rights without the prior written consent of Agent; provided that, if requested by Agent, Subordinating Lender shall seek to exercise such rights in the manner requested by Agent, including the rights in payments in respect of such rights. Without limiting the generality of the foregoing sentence, to the extent that Agent consents to any Obligor's use of cash collateral under Section 363 of the Bankruptcy Code or Agent or any of the Senior Lenders agree to provide financing to any Obligor under Section 364 of the Bankruptcy Code, Subordinating Lender hereby agrees not to impede, object to (on grounds of lack of adequate protection, or otherwise), or otherwise interfere with such use of cash collateral or financing. Subordinating Lender specifically agrees that in connection with such cash collateral usage or such financing, Obligors (or a trustee appointed for the estate of Obligors) may grant to Agent liens and security interests upon all or any part of the assets of the Obligors, which liens and security interests: (i) shall secure payments of all Senior Obligations (whether such Senior Obligations arose prior to the filing of the bankruptcy petition or thereafter); and (ii) shall be superior in priority to the liens on and security interests in the assets of Obligors held by Subordinating Lenders. Subordinating Lender (both in its capacity as a Subordinating Lender and in its capacity (if any) as a party which may be obligated to Obligors or its Affiliates with respect to contracts which are part of Agent's Collateral) agrees not to initiate or prosecute or encourage any other Person to initiate or prosecute any claim, action, objection or other proceeding (A) challenging the enforceability of the claim of Agent or any Senior Lender, (B) challenging the enforceability of any liens or security interests in any assets securing the Senior Obligations, or (C) asserting any claims which any Obligor may hold with respect to Agent or any Senior Lender. Subordinating Lender agrees that it will not object to or oppose a sale or other disposition of any assets securing the Senior Obligations (or any portion thereof) free and clear of its security interests, liens or other claims under
Section 363 of the Bankruptcy Code or any other provision of the Bankruptcy Code if

Agent has consented to such sale or disposition of such assets. Subordinating Lender agrees not to assert any right it may have to "adequate protection" of its interest in the Collateral in any Bankruptcy Proceeding and agrees that it will not seek to have the automatic stay lifted with respect to such security, without the prior written consent of Agent. Subordinating Lender waives any claim it may now or hereafter have against Agent arising out of the election of Agent, in any case instituted under the Bankruptcy Code, of the application of
Section 1111(b)(2) of the Bankruptcy Code, and/or out of any cash collateral arrangement, or financing arrangement, or out of any grant of a security interest, under Section 363 or 364 of the Bankruptcy Code, with or by Obligors, as debtor in possession (or with or by any trustee for Obligors). Subordinating Lender agrees that it will not, in its capacity as a secured creditor: (a) propose, vote to accept, or otherwise support confirmation of, a plan of reorganization opposed by Agent, or (b) vote to reject, object to confirmation of, or otherwise oppose confirmation of, a plan of reorganization supported by Agent. The subordination and other provisions of this Agreement shall be enforceable under Section 510 of the Bankruptcy Code.

      16. Releases of Collateral. If Agent releases, terminates or subordinates its security interest in any Collateral, the Subordinating Lender agrees to similarly release, terminate or subordinate its security interest in such Collateral.

      17. Miscellaneous.

            (a) Amendment. No amendment or waiver of this Agreement shall be effective unless in a writing signed by each party hereto.

            (b) Governing Law; Venue. This Agreement shall be governed by and construed in accordance with the laws of the State of New York (applicable to contracts made and performed in such State). All actions and proceedings arising in connection with this Agreement shall be tried and litigated only in state or federal courts located in the Borough of Manhattan, County of New York, State of New York, or (at Agent's sole option) in any other court in which Agent may initiate legal or equitable proceedings, so long as such court has subject matter jurisdiction. Subordinating Lender and Obligors each waive any right it may have to plead forum non-conveniens or otherwise to object to venue, and hereby consents to any court-ordered relief.

            (c) WAIVER OF RIGHT TO JURY TRIAL. THE PARTIES HERETO EACH HEREBY WAIVES ANY RIGHT TO TRIAL BY JURY OF ANY CLAIM, DEMAND, ACTION OR CAUSE OF ACTION (i) ARISING UNDER THIS AGREEMENT OR (ii) IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE DEALINGS OF THE PARTIES HERETO IN RESPECT OF THIS AGREEMENT OR THE TRANSACTIONS RELATED HERETO IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING, AND WHETHER IN CONTRACT, TORT, EQUITY OR OTHERWISE. THE PARTIES HERETO EACH HEREBY AGREES AND CONSENTS THAT ANY SUCH CLAIM, DEMAND, ACTION OR CAUSE OF ACTION SHALL BE DECIDED BY COURT TRIAL WITHOUT A JURY AND THAT ANY PARTY HERETO MAY FILE AN ORIGINAL COUNTERPART OF A COPY OF THIS AGREEMENT WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF THE PARTIES HERETO TO THE WAIVER OF THEIR RIGHT TO TRIAL BY JURY.

            (d) Counterparts, etc. This Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of this Agreement by telefacsimile shall have the same force and effect as the delivery of an original executed counterpart of this Agreement. Any party delivering an executed counterpart of any such agreement by telefacsimile shall also deliver an original executed counterpart, but the failure to do so shall not affect the validity, enforceability or binding effect of such agreement.

            (e) Headings. The headings contained in this Agreement are for convenience only. They shall not affect the interpretation of this Agreement.

            (f) Attorneys' Fees; Etc. In any suit or action brought to enforce this Agreement or to obtain an adjudication (declaratory or otherwise) of rights or obligations hereunder, the losing party shall pay to the prevailing party reasonable attorneys' fees and other costs and expenses incurred by the prevailing party.

            (g) Severability. Any provision of this Agreement that is prohibited by law or unenforceable in any jurisdiction shall be ineffective in that jurisdiction to the extent of such prohibition or unenforceability, without invalidating the remaining provisions hereof or affecting the validity or enforceability of such provision in any other jurisdiction. To the extent permissible, the parties waive any law that renders this Agreement prohibited or unenforceable.

            (h) Entire Agreement. This Agreement constitutes the entire agreement between and among the parties regarding the subject matter hereof. This Agreement supersedes all prior and contemporaneous agreements between or among the parties with respect to the subject matter hereof.

            (i) Notice. All notices or demands by any party hereunder must be in writing and shall be deemed to have been given or made: if delivered in person, immediately upon delivery; if by telex, telegram or facsimile transmission, immediately upon sending and upon confirmation of receipt; if by nationally recognized overnight courier service with instructions to deliver the next Business Day, one (1) Business Day after sending; and if by certified mail, return receipt requested, five (5) days after mailing. All such notices or demands are to be given as follows:

      Agent:                        FOOTHILL CAPITAL CORPORATION
                                    2450 Colorado Avenue
                                    Suite 3000 West
                                    Santa Monica, California 90404-3576
                                    Attn:  Business Finance Division Manager
                                    Fax No.:  310.453.7413
      with a copy to:               MAYER, BROWN, ROWE & MAW
                                    350 South Grand Avenue
                                    25th Floor
                                    Los Angeles, California 90071-1503
                                    Attn:  Marshall C. Stoddard, Jr., Esq.
                                    Fax No.: 213.625.0248

      and a copy to:                ABLECO FINANCE LLC
                                    450 Park Avenue, 28th Floor
                                    New York, New York 10022
                                    Attention: Kevin Genda
                                    Fax No.: 212.891.1541

      Subordinating Lender:         J.H. WHITNEY MEZZANINE FUND, L.P.
                                    177 Broad Street
                                    Stamford, Connecticut 06901
                                    Attn: Mr. Daniel J. O'Brien
                                    Mr. David Kroin
                                    Kevin Curley, Esq.
                                    Fax No.: 203.973.1422

      with a copy to:               KIRKLAND & ELLIS
                                    153 East 53rd Street
                                    New York, New York 10022
                                    Attn:  Andrew E. Nagel, Esq.
                                    Fax No.: 212.446.4900

      Obligors:                     MERCURY AIR GROUP, INC.
                                    5456 McConnell Avenue
                                    Los Angeles, California 90066
                                    Attn:  Chief Executive Officer
                                    Fax No.: 310.827.6897

      with a copy to:               MERCURY AIR GROUP, INC.
                                    Legal Department
                                    5456 McConnell Avenue
                                    Los Angeles, California 90066
                                    Attn:  Wayne J. Lovett, Esq.
                                    Fax No. 310.827.0650

The parties may change the address at which they receive notice by giving notice to each other in the foregoing manner.

            (j) Rules of Construction. As used in this Agreement, the singular includes the plural; the plural includes the singular. References to one gender include all genders. Unless otherwise specified, references to Sections, Exhibits, and parties refer to Sections, Exhibits, and parties of or to this Agreement. The words "include," "including," and similar words are not intended to be limiting.

      18. Agreement by Obligors. Each Obligor hereby approves of, consents to and agrees to be bound by the terms of this Agreement. Each Obligor further agrees that this Agreement may be amended by the Agent and Subordinating Lender without notice to, or the consent of, Obligors.

                        [Signatures follow on next page.]

            IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their respective duly authorized officers, as of the date first above written.

                                    J.H. WHITNEY MEZZANINE FUND, L.P.


                                    By:
                                       -----------------------------------------
                                    Title:
                                          --------------------------------------


                                    FOOTHILL CAPITAL CORPORATION,
                                    as Agent

                                    By:
                                       -----------------------------------------
                                    Title: Vice President


                                    MERCURY AIR GROUP, INC.

                                    By:
                                        ----------------------------------------
                                    Title:
                                          --------------------------------------


                                    MERCURY AIR CENTERS, INC.

                                    By:
                                        ----------------------------------------
                                    Title:
                                          --------------------------------------


                                    MERCURY AIR CARGO, INC.

                                    By:
                                        ----------------------------------------
                                    Title:
                                          --------------------------------------


                                    MERCFUEL, INC.

                                    By:
                                        ----------------------------------------
                                    Title:
                                          --------------------------------------

                                    MAYTAG AIRCRAFT CORPORATION

                                    By:
                                        ----------------------------------------
                                    Title:
                                          --------------------------------------


                                    MERCURY AIR CENTER-BIRMINGHAM, LLC

                                    By:
                                        ----------------------------------------
                                    Title:
                                          --------------------------------------


                                    MERCURY AIR CENTER-BAKERSFIELD, INC.

                                    By:
                                        ----------------------------------------
                                    Title:
                                          --------------------------------------


                                    MERCURY AIR CENTER-BURBANK, INC.

                                    By:
                                        ----------------------------------------
                                    Title:
                                          --------------------------------------


                                    MERCURY AIR CENTER-FRESNO, INC.

                                    By:
                                        ----------------------------------------
                                    Title:
                                          --------------------------------------


                                    MERCURY AIR CENTER-LOS ANGELES, INC.

                                    By:
                                        ----------------------------------------
                                    Title:
                                          --------------------------------------


                                    MERCURY AIR CENTER-ONTARIO, INC.

                                    By:
                                        ----------------------------------------
                                    Title:
                                          --------------------------------------

                                    MERCURY AIR CENTER-SANTA BARBARA, INC.

                                    By:
                                        ----------------------------------------
                                    Title:
                                          --------------------------------------


                                    MERCURY AIR CENTER-HARTSFIELD, LLC

                                    By:
                                        ----------------------------------------
                                    Title:
                                          --------------------------------------


                                    MERCURY AIR CENTER-PEACHTREE-DEKALB, LLC

                                    By:
                                        ----------------------------------------
                                    Title:
                                          --------------------------------------


                                    MERCURY AIR CENTER- FT. WAYNE, LLC.


                                    By:
                                        ----------------------------------------
                                    Title:
                                          --------------------------------------


                                    MERCURY AIR CENTER-JACKSON, LLC.

                                    By:
                                        ----------------------------------------
                                    Title:
                                          --------------------------------------


                                    MERCURY AIR CENTER-RENO, LLC

                                    By:
                                        ----------------------------------------
                                    Title:
                                          --------------------------------------

                                    MERCURY AIR CENTER-TULSA, LLC.

                                    By:
                                        ----------------------------------------
                                    Title:
                                          --------------------------------------


                                    MERCURY AIR CENTER-CHARLESTON, LLC.

                                    By:
                                        ----------------------------------------
                                    Title:
                                          --------------------------------------


                                    MERCURY AIR CENTER-JOHNS ISLAND, LLC.

                                    By:
                                        ----------------------------------------
                                    Title:
                                          --------------------------------------


                                    MERCURY AIR CENTER-NASHVILLE, LLC.

                                    By:
                                        ----------------------------------------
                                    Title:
                                          --------------------------------------


                                    MERCURY AIR CENTER-ADDISON, INC.

                                    By:
                                        ----------------------------------------
                                    Title:
                                          --------------------------------------


                                    MERCURY AIR CENTER - CORPUS CHRISTI, INC.


                                    By:
                                        ----------------------------------------
                                    Title:
                                          --------------------------------------


                                    HERMES AVIATION, INC.

                                    By:
                                        ----------------------------------------
                                    Title:
                                          --------------------------------------

                                    VULCAN AVIATION, INC.

                                    By:
                                        ----------------------------------------
                                    Title:
                                          --------------------------------------


                                    EXCEL CARGO, INC.

                                    By:
                                        ----------------------------------------
                                    Title:
                                          --------------------------------------


                                    MERCURY ACCEPTANCE CORPORATION

                                    By:
                                        ----------------------------------------
                                    Title:
                                          --------------------------------------


                                    JUPITER AIRLINE AUTOMATION SERVICES, INC.


                                    By:
                                        ----------------------------------------
                                    Title:
                                          --------------------------------------


                                    AEG FINANCE CORPORATION

                                    By:
                                        ----------------------------------------
                                    Title:
                                          --------------------------------------

                                    EXHIBIT A

                         Copies of Junior Debt Documents

                                   SCHEDULE A

                              Junior Debt Defaults

                                TABLE OF CONTENTS

                                                                                                               PAGE
1.       Certain Defined Terms.................................................................................  2

         (a)      General......................................................................................  2

         (b)      Other Terms..................................................................................  4

2.       Representations, Warranties, Waivers and Covenants....................................................  4

         (a)      Amount of Junior Debt........................................................................  4

         (b)      Junior Debt Documents........................................................................  5

         (c)      No Default...................................................................................  5

         (d)      Further Action...............................................................................  5

3.       Subordination.........................................................................................  5

         (a)      General......................................................................................  5

         (b)      Payments to Subordinating Lender.............................................................  5

         (c)      Actions by Subordinating Lender..............................................................  8

         (d)      Priority of Interests in Collateral..........................................................  8

4.       Restrictions On Subordinating Lender's Actions........................................................  9

5.       Remedies..............................................................................................  9

6.       No Action to Violate Senior Debt Documents............................................................  9

7.       No Amendment of Junior Debt Documents................................................................. 10

8.       Extensions, Compromises, Etc.......................................................................... 10

9.       Waiver................................................................................................ 10

10.      No Constraint on Agent and the Senior Lenders......................................................... 10

11.      Continuing Agreement.................................................................................. 10

12.      Rights in Insolvency Proceedings...................................................................... 11

13.      Junior Debt Subordinated to Prior Payment of all Senior Debt in Insolvency............................ 12

14.      Subordination Rights Not Impaired by Acts or Omissions of Obligors, Agent or the Senior Lenders....... 13

15.      Lien Related Bankruptcy Provisions.................................................................... 13

16.      Releases of Collateral................................................................................ 14

17.      Miscellaneous......................................................................................... 14

         (a)      Amendment.................................................................................... 14

         (b)      Governing Law; Venue......................................................................... 14

                               TABLE OF CONTENTS
                                  (continued)



                                                                                                               PAGE
         (c)      Waiver of Right to Jury Trial................................................................ 15

         (d)      Counterparts, etc............................................................................ 15

         (e)      Headings..................................................................................... 15

         (f)      Attorneys' Fees; Etc......................................................................... 15

         (g)      Severability................................................................................. 15

         (h)      Entire Agreement............................................................................. 15

         (i)      Notice....................................................................................... 15

         (j)      Rules of Construction........................................................................ 16

18.      Agreement by Obligors................................................................................. 17


                                      -ii-